SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                    C2, Inc.
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)

      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                                    C2, Inc.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held April 22, 2003


          NOTICE IS HEREBY GIVEN, that the annual meeting of shareholders of C2, Inc., a Wisconsin corporation, will be held on Tuesday, April 22, 2003, at 9:00 A.M., Central Time, at the Galleria Conference Room, U.S. Bank Center, 777 East Wisconsin Avenue, Milwaukee, Wisconsin, for the following purposes:

     1. To elect six directors to hold office until the 2004 annual meeting of the shareholders and until their successors are duly elected and qualified.

     2. To consider and act upon a proposal to amend the C2, Inc. 1998 Equity Incentive Plan.

     3. To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

          The Board of Directors has fixed the close of business on February 21, 2003, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof.

          A proxy for the annual meeting and a proxy statement are enclosed.


                                           By Order of the Board of Directors
                                           C2, Inc.

                                           David E. Beckwith
                                           Secretary

March 22, 2003



YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FILL IN, SIGN AND PROMPTLY MAIL BACK THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS. IF, FOR ANY REASON, YOU SUBSEQUENTLY CHANGE YOUR PLANS, YOU MAY, OF COURSE, REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS ACTUALLY VOTED.

                                    C2, Inc.
                         700 N. Water Street, Suite 1200
                           Milwaukee, Wisconsin 53202


                                 PROXY STATEMENT
                                       For
                         ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held April 22, 2003



          This proxy statement is being furnished to shareholders by the Board of Directors (the "Board") of C2, Inc. (the "Company") beginning on or about March 22, 2003, in connection with a solicitation of proxies by the Board for use at the annual meeting of shareholders to be held on Tuesday, April 22, 2003, at 9:00 A.M., Central Time, at the Galleria Conference Room, U.S. Bank Center, 777 East Wisconsin Avenue, Milwaukee, Wisconsin and all adjournments or postponements thereof (the "Annual Meeting") for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.

          Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholder giving a proxy may revoke it at any time before it is exercised by giving notice thereof to the Company in writing or in open meeting.

          A proxy, in the enclosed form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein. The shares represented by executed but unmarked proxies will be voted FOR the six persons nominated for election as directors, FOR the proposed amendments to the C2, Inc. 1998 Equity Incentive Plan (the "Incentive Plan") and on such other business or matters which may properly come before the Annual Meeting in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy. Other than the election of directors and the proposed amendments to the Incentive Plan, the Board has no knowledge of any matters to be presented for action by the shareholders at the Annual Meeting.

          Only holders of record of the Company's common stock (the "Common Stock") at the close of business on February 21, 2003, are entitled to vote at the Annual Meeting. On that date, the Company had outstanding and entitled to vote 5,271,864 shares of Common Stock, each of which is entitled to one vote per share.

                              ELECTION OF DIRECTORS

          At the Annual Meeting, the shareholders will elect six directors, each to hold office until the 2004 annual meeting of shareholders and until his successor is duly elected and qualified. Set forth below are the Board's nominees to serve as directors of the Company. Unless shareholders otherwise specify, the shares represented by the proxies received will be voted in favor of the election as directors of the six persons named as nominees herein. The Board has no reason to believe that any of the listed nominees will be unable or unwilling to serve as a director if elected. However, in the event that any nominee is unable to serve or for good cause will not serve, the shares represented by proxies received will be voted for another nominee selected by the Board.

          The following sets forth certain information, as of February 21, 2003, about the Board's nominees for election at the Annual Meeting. Except as otherwise noted, each nominee has engaged in the principal occupation or employment and has held the offices shown for more than the past five years.

          John A. Becker, 60, has been a director of the Company since May 31, 2000. Mr. Becker served as President and then as Vice Chairman and Chief Operating Officer of Firstar Corporation (bank holding company) from January 1990 until his retirement in December 1999. Mr. Becker is also a director of Northwestern Mutual Trust Company and Marquette University.

          Nicholas F. Brady, 72, has been a director of the Company since March 1998. Mr. Brady has served as Chairman of the Board of Darby Advisors, Inc. since February 1993; Chairman of Darby Overseas Investments, Ltd. since February 1994; and as Secretary of the United States Department of Treasury from September 1988 until January 1993. Mr. Brady is also a director of Amerada Hess Corporation and various Templeton mutual funds.

          William T. Donovan, 51, has been a director of the Company since December 1997, and has served as President, Chief Executive Officer and Chief Financial Officer of the Company since July 24, 2000. Prior thereto, he served as Chairman and Chief Financial Officer of the Company since December 1997. Mr. Donovan was a principal of Lubar & Co. (venture capital and investments) located in Milwaukee, Wisconsin from 1980 to 1998. Mr. Donovan is also a director of Grey Wolf, Inc.

          William H. Lacy, 58, has been a director of the Company since February 2000. Mr. Lacy served as Chairman and Chief Executive Officer of Mortgage Guaranty Insurance Corporation, a subsidiary of MGIC Investment Corporation (private mortgage insurance), located in Milwaukee, Wisconsin from 1996 to 1999 and as its President from 1987 to 1996. Mr. Lacy also served as Chairman and Chief Executive Officer of MGIC Investment Corporation located in Milwaukee, Wisconsin from 1987 to 1999. Mr. Lacy is also a director of Johnson Controls, Inc. and Ocwen Financial Corporation.

          David J. Lubar, 48, has been a director of the Company since November 1997 and Chairman of the Company since July 24, 2000. Prior thereto, he served as President of the Company since December 1997. Mr. Lubar has been a principal of Lubar & Co. (venture capital and investments) located in Milwaukee, Wisconsin since 1983.

          Sheldon B. Lubar, 73, has been a director of the Company since December 1997. Mr. Lubar is also the Chairman and a principal of Lubar & Co. (venture capital and investments) located in Milwaukee, Wisconsin. Mr. Lubar is also a director of Weatherford International, Inc., Grant Prideco, Inc., Crosstex Energy and MGIC Investment Corporation.

          Sheldon B. Lubar is the father of David J. Lubar and the father-in-law of yvind Solvang, Vice President of the Company.

          Directors will be elected by a majority of the votes cast at the Annual Meeting (assuming a quorum is present). An abstention from voting will be tabulated as a vote withheld on the election, and will be included in computing the number of shares present for purposes of determining the presence of a quorum, but will not be considered in determining whether each of the nominees has received a majority of the votes cast at the Annual Meeting. A broker or nominee holding shares registered in its name, or the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, has the discretion to vote the beneficial owner's shares with respect to the election of directors.

THE BOARD RECOMMENDS THE FOREGOING NOMINEES FOR ELECTION AS DIRECTORS AND URGES EACH SHAREHOLDER TO VOTE "FOR" ALL NOMINEES. SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" ALL NOMINEES.

                               BOARD OF DIRECTORS

General

          The Company's Board of Directors held five meetings in 2002. The Company's Board has an Audit Committee, a Corporate Governance, Nominating and Compensation Committee and a Finance Committee.

          The Audit Committee consists of John A. Becker (Chairperson) and Messrs. Brady and Lacy. The principal functions performed by the Audit Committee, which met four times in 2002, are to meet with the Company's independent public accountants before the annual audit to review procedures and the scope of the audit; to review the results of the audit; to review the financial control mechanisms used by the Company and the adequacy of the Company's accounting and financial controls; to meet at least quarterly to review disclosures of the Company's financial results prior to public release; and to recommend annually to the Board a firm of independent public accountants to serve as the Company's auditors.

          The Corporate Governance, Nominating and Compensation Committee consists of William H. Lacy (Chairperson) and Messrs. Brady and S. Lubar. During 2002, the Company's Compensation Committee was reconstituted as the Corporate Governance,

Nominating and Compensation Committee. The principal functions performed by this Committee, which met two times in 2002, are to: administer the Company's deferred and incentive compensation plans; annually evaluate salary grades and ranges; establish guidelines concerning average compensation increases; establish compensation of all officers, directors and subsidiary or division presidents; recommend persons to be selected by the Board as nominees for election as directors; recommend persons to be elected to fill any vacancies on the Board; and consider and recommend to the Board other actions relating to corporate governance The Committee will consider nominees for election as directors as recommended by shareholders. Recommendations for consideration by the Committee should be sent to the Secretary of the Company in writing together with appropriate biographical information concerning any proposed nominee.

          The Finance Committee consists of Messrs. Donovan, D. Lubar and S. Lubar. The principal function of the Finance Committee is to review prospective acquisition candidates, the structure, financing and terms of prospective acquisitions and the financing arrangements of the Company and its subsidiaries.

Director Compensation

          Under the Incentive Plan, the Company has been authorized to grant to each person first elected as a non-employee director of the Company an option for 12,000 shares of Common Stock. Options granted to non-employee directors under the Incentive Plan have an exercise price per share equal to 100% of the market value of a share of Common Stock on the date of grant as determined by the Board of Directors and become exercisable ratably at 20% per year over a period of five years from the date of grant.

          If the proposed amendments to the Incentive Plan presented for approval by the Company's shareholders at the Annual Meeting are approved, the automatic grants of options to the non-employee directors of the Company upon election or appointment to the Board would end. As discussed below under the caption "Approval of Amendments to the 1998 Equity Incentive Plan," the proposed amendments to the Incentive Plan would replace the one-time automatic grant of stock options to non-employee directors with automatic grants of restricted stock to non-employee directors on an annual basis on the date of the annual meeting of shareholders each year.

          The Company reimburses directors for reasonable out-of-pocket expenses incurred in connection with their attending meetings of the Board of Directors and committees on which they serve.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of Common Stock as of February 21, 2003, by: (i) each director and nominee; (ii) each of the executive officers named in the Summary Compensation Table set forth below; (iii) all of the directors, nominees and executive officers (including the executive officers named in the Summary Compensation Table) as a group; and (iv) each person or other entity known by the Company to own beneficially more than 5% of the class of Common Stock. Except as otherwise indicated in the footnotes, each of the holders listed below has sole voting and investment power over the shares beneficially owned. The beneficial ownership set forth below is based on information provided to the Company by the beneficial owners.

                                  Number of Shares
       Name and Address         Beneficially Owned (1)       Percent of Class
---------------------------   --------------------------    -------------------

Sheldon B. Lubar                    1,095,143 (2)                  20.8%
700 N. Water Street
Suite 1200
Milwaukee, WI   53202

David J. Lubar                      1,014,164 (3)                  19.2
700 N. Water Street
Suite 1200
Milwaukee, WI   53202

Oyvind Solvang                        711,086 (4)                  13.5
700 N. Water Street
Suite 1200
Milwaukee, WI   53202

Susan Lubar Solvang                   711,086 (5)                  13.5
700 N. Water Street
Suite 1200
Milwaukee, WI   53202

Kristine Lubar MacDonald              638,914 (6)                  12.1
700 N. Water Street
Suite 1200
Milwaukee, WI   53202

Joan P. Lubar                         584,973 (7)                  11.1
700 N. Water Street
Suite 1200
Milwaukee, WI  53202

Marianne S. Lubar                     423,927 (8)                   8.0
700 N. Water Street
Suite 1200
Milwaukee, WI   53202

                                  Number of Shares
       Name and Address         Beneficially Owned (1)       Percent of Class
---------------------------   --------------------------    -------------------

Nicholas F. Brady                       307,900                      5.9
1133 Connecticut Ave. NW,
Suite 200
Washington, DC  20036

William T. Donovan                     248,656(9)                    4.7
700 N. Water Street
Suite 1200
Milwaukee, WI   53202

William H. Lacy                           7,200                       .1
700 N. Water Street
Suite 1200
Milwaukee, WI   53202

John A. Becker                            6,900                       .1
700 N. Water Street
Suite 1200
Milwaukee, WI   53202

All directors and executive officers  3,391,049                     64.3
as a group (7 persons).

(1) Includes shares subject to currently exercisable options and options exercisable within 60 days of February 21, 2003 as follows: Mr. S. Lubar, 9,600 shares; Mr. D. Lubar, 95,000 shares; Mr. Solvang, 63,000 shares; Mr. Brady, 9,600 shares; Mr. Donovan, 100,000 shares; Mr. Lacy, 7,200 shares; Mr. Becker, 4,800 shares; and all directors and executive officers as a group, 289,200 shares.

(2) Shares reported by Sheldon B. Lubar include 182,000 shares held by various Lubar family minor childrens' trusts over which Sheldon B. Lubar may be deemed to share voting power and investment power as a trustee. Of these shares, 50,000 shares are also included as beneficially owned by David J. Lubar. Shares reported by Sheldon B. Lubar also include 415,615 shares held directly by Sheldon Lubar's wife and 8,312 shares held by the Lubar Family Foundation for which she may be deemed to have voting power and investment power as a director. The remaining 486,816 shares are held directly by Mr. Lubar or his retirement plans.

(3) Shares reported by David J. Lubar include 501,628 shares over which he may be deemed to share voting power and investment power as a trustee. David J. Lubar shares voting and investment power over 423,250 shares held by various Lubar family minor childrens' trusts. Of these shares, 50,000 are also included as beneficially owned by Sheldon Lubar and 78,378 represent shares for which David J. Lubar's wife shares voting and investment power. The remaining 492,536 shares are held by David J. Lubar directly.

(4) Shares reported by 0yvind Solvang include 50,000 shares over which he may be deemed to share voting power and investment power as trustee, 433,086 shares held directly by his wife (Susan L. Solvang), and 143,000 shares over which his wife may be deemed to share voting power and investment power as a trustee. The remaining 73,000 shares are held by 0yvind Solvang directly.

(5) Shares reported by Susan L. Solvang include 433,086 shares held by her directly, 73,000 shares held directly by her husband (0yvind Solvang), 143,000 shares for which she may be deemed to share voting power and investment power as a trustee, and 50,000 shares for which her husband may be deemed to share voting power and investment power as a trustee.

(6) Shares reported by Kristine L. MacDonald include 425,546 shares held by her directly and 213,368 shares for which she may be deemed to share voting power and investment power as a trustee.

(7) Shares reported by Joan P. Lubar include 441,973 shares held by her directly and 143,000 shares for which she may be deemed to share voting power and investment power as a trustee.

(8) Shares reported by Marianne S. Lubar include 415,615 shares held by her directly and 8,312 shares held by the Lubar Family Foundation for which she may be deemed to have voting power and investment power as a director.

(9) Shares reported by William T. Donovan include 20,000 shares held by a partnership in which Mr. Donovan is a general partner. Mr. Donovan disclaims beneficial interest in 15,935 of these shares.


                             EXECUTIVE COMPENSATION

Summary Compensation Information

          The following table sets forth certain information concerning the compensation earned for each of the last three fiscal years by the Company's Chief Executive Officer and each of the Company's most highly compensated executive officers whose total cash compensation exceeded $100,000 in the fiscal year ended December 31, 2002. The persons named in the table are sometimes referred to herein as the "named executive officers."

                                           Summary Compensation Table

                                                    Annual                           Long Term
                                                 Compensation                      Compensation
                                  -------------------------------------------     ----------------

                                                                                    Securities
                                                                                    Underlying
        Name and                                             Other Annual              Stock           All Other
   Principal Position      Year   Salary($)    Bonus($)   Compensation($)(1)         Options(#)      Compensation($)
   ------------------      ----   ---------    --------   ------------------         ----------      ---------------
William T. Donovan         2002    $ 239,000    $ 85,000          --                         0          $ 3,000 (4)
   President , Chief       2001      215,000           0          --                    20,000            2,800 (4)
   Executive Officer and   2000      188,000           0          --                         0            2,400 (4)
   Chief Financial
   Officer (2)

David J. Lubar             2002    $ 100,000         $ 0          --                         0          $ 2,250 (4)
   Chairman (3)            2001      150,000           0          --                    15,000            2,001 (4)
                           2000      133,000           0          --                         0            1,911 (4)

Oyvind Solvang             2002    $ 135,000    $ 25,000          --                         0          $ 2,025 (4)
   Vice President          2001      135,000           0          --                    15,000            1,800 (4)
                           2000      122,000           0          --                         0            1,789 (4)


(1)  Certain personal benefits provided by the Company and its subsidiaries to the named executive officers are not included in the table. The aggregate amount of such personal benefits for each named executive officer in each year reflected in the table did not exceed the lesser of $50,000 or 10% of the sum of such officer's salary and bonus in each respective year.

(2)  Mr. Donovan served as the Company's Chairman and Chief Financial Officer until being named President and Chief
     Executive Officer on July 24, 2000.

(3)  Mr. Lubar served as the Company's President until being named Chairman on July 24, 2000.

(4)  The amount includes matching contributions made under the Company's 401(k) plan.

Stock Options

          The Company maintains the Incentive Plan pursuant to which options to purchase Common Stock may be granted to officers and other key employees of the Company and its subsidiaries. No options were granted to the Company's named executive officers in fiscal 2002. The following table summarizes options exercised during 2002 and presents the value of unexercised options held by the named executive officers at December 31, 2002.

                                Aggregated Option Exercises in 2002 Fiscal Year
                                      and Fiscal Year-End Option Values

                                                        Number of Securities
                                                       Underlying Unexercised             Value of Unexercised
                                                          Options at Fiscal              In-the-Money Options at
                                                            Year-End (#)                 Fiscal Year-End ($)(1)
                                                    ------------------------------    ------------------------------

                             Shares
                           Acquired on    Value
Name                        Exercise     Realized   Exercisable    Unexercisable      Exercisable    Unexercisable
----                        --------     --------   -----------    -------------      -----------    -------------
William T. Donovan             --           --        100,000         20,000            $882,000       $189,000
David J. Lubar                 --           --         95,000         20,000             851,000        189,000
Oyvind Solvang                 --           --         63,000         12,000             548,000        114,000
____________

(1)  The dollar values are calculated by determining the difference between the fair market value of the underlying
     Common Stock and the exercise price of the options at exercise or fiscal year-end, as the case may be.



Report on Executive Compensation

          General. The Company's approach to compensating its executive officers is different from that of many public corporations. The Chairman of the Corporate Governance, Nominating and Compensation Committee (William Lacy) makes his recommendations for salaries and bonuses for the executive officers, including the Chief Executive Officer, to the Committee and those recommendations are generally approved by the Committee. To date, the factors considered by the Chairman have been the financial performance of the Company or the operating unit for which the executive has responsibility and the achievement of non-financial goals in the business plan or developed during the fiscal year. Financial performance is measured by actual operating cash flow and net income compared to the amounts included in the business plan developed prior to the beginning of the fiscal year, but any developments affecting performance which may have occurred during the fiscal year are considered. The Chairman has not given any specific weight to any one factor.

          Stock Options. The Incentive Plan is designed, among other things, to encourage ownership of Common Stock by key executives, thereby promoting a close identity of interests between the Company's management and its shareholders. The Incentive Plan is designed to motivate and reward executives for long-term strategic management and the enhancement of shareholder value. The Corporate Governance, Nominating and Compensation Committee has determined that stock option grants to the Company's key executive officers is consistent with the Company's best interest and the Company's overall compensation program.

          In determining the number of stock options to be granted, the Corporate Governance, Nominating and Compensation Committee considers a variety of factors, including each key executive's level of responsibility and relative contribution to the Company. Stock options are granted with an exercise price equal to the market value of a share of Common Stock on the date of grant. While earlier stock option grants to key executives vested over a period of years, stock options granted in January 2001 to key executives were fully vested at the time of grant.

          Section 162(m) Limitation. The Company anticipates that all 2003 compensation to executives will be fully deductible under Section 162(m) of the Internal Revenue Code. Therefore, the Corporate Governance, Nominating and Compensation Committee determined that a policy with respect to qualifying compensation paid to executive officers for deductibility is not necessary.

                                    C2, Inc.

           CORPORATE GOVERNANCE, NOMINATING AND COMPENSATION COMMITTEE

                                 William H. Lacy
                                Nicholas F. Brady
                                Sheldon B. Lubar



Report of the Audit Committee

          The Audit Committee of the Board of Directors is composed of three independent directors, each of whom is independent as defined in the National Association of Securities Dealers' listing standards. The Committee operates under a written charter which was adopted by the Board on May 31, 2000. The Committee recommends to the Board the selection of the Company's independent auditors.

          The Company's management ("management") is responsible for the Company's internal controls and the financial reporting process, including the system of internal controls. The Company's independent auditors are responsible for expressing an opinion on the conformity of the Company's audited consolidated financial statements with generally accepted accounting principles. The Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Committee has discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

          In its meetings with representatives of the independent auditors, the Committee asks them to address and discuss their responses to several questions that the Committee believes are particularly relevant to its oversight. The questions include:

          o Are there any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the auditors themselves prepared and been responsible for the financial statements?

          o Based on the independent auditors' experience, and their knowledge of the Company, do the Company's financial statements fairly present to investors with clarity and completeness the Company's financial position and performance for the reporting period in accordance with generally accepted accounting principles and the Securities and Exchange Commission disclosure requirements?

          o Based on the independent auditors' experience, and their knowledge of the Company, has the Company implemented internal controls and internal audit procedures that are appropriate for the Company?

          The Committee believes that, by focusing its discussions with the independent auditors on these questions, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

          The Company's independent auditors have provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent auditors their independence. The Committee considered whether the independent auditors provision of non-audit services is compatible with maintaining the independent auditors' independence. The fees paid to the independent auditors for 2002 were as follows:

   Audit Fees                                                            $92,500
   Financial Information Systems Design and Implementation Fees               $0
   All Other Fees (primarily benefit plan audit fees and tax
       preparation and consulting fees)                                 $147,718

          The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluation of the Company's internal controls and overall quality of the Company's financial reporting.

          Based on the Committee's reviews and discussions with management and the independent auditors referred to above, the Committee recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on

Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

                                    C2, Inc.

                                 AUDIT COMMITTEE

                                 John A. Becker
                                Nicholas F. Brady
                                 William H. Lacy

                             PERFORMANCE INFORMATION

          The following graph compares on a cumulative basis changes since March 5, 1999 (the date on which the Common Stock was first publicly traded) in (a) the total shareholder return on the Common Stock with (b) the total return on the Nasdaq Index and (c) the total return on the Russell 2000 Index. Due to the nature of the Company's business, no published industry or line-of-business index exists and, the Company does not believe it can reasonably identify a peer group for comparison. The changes have been measured by dividing (i) the sum of
(A) the amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the price per share at the end of and the beginning of the measurement period, by (ii) the price per share at the beginning of the measurement period. The graph assumes $100 was invested on March 5, 1999, in Common Stock, the Nasdaq Index and the Russell 2000 Index.


                                Performance Graph
            Comparison of Cumulative Returns: 3/5/1999 to 12/31/2002

                                [GRAPH OMITTED]


                         March 5,     December 31,    December 31,    December 31,    December 31,
                          1999            1999            2000            2001            2002
                         --------     ------------    ------------    ------------    ------------
C2, Inc.                  $100         $  82.29          $133.33         $122.08         $228.83
Nasdaq Index               100           174.12           105.71           83.45           57.14
Russell 2000 Index         100           126.82           121.49          122.74           96.25


                           PROPOSED AMENDMENTS TO THE
                           1998 EQUITY INCENTIVE PLAN

General

          The Incentive Plan was initially adopted by the Board and approved by shareholders in 1998. The Board has unanimously adopted amendments to the Incentive Plan contingent upon shareholder approval of these proposed amendments at the Annual Meeting. In the event that this is proposal is not approved by shareholders at the Annual Meeting, none of the proposed amendments to the Incentive Plan will be effected and the Incentive Plan (except for the proposed amendments recently adopted by the Board as described below) will remain in full force and effect.

          The following summary of the proposed amendments and the Incentive Plan, as proposed to be amended, is qualified in its entirety by reference to the full text of such plan that is attached to this Proxy Statement as Appendix A and marked to show all changes that this proposal would effect if approved by Company's shareholders at the Annual Meeting.

          Among other things, the proposed amendments to the Incentive Plan increase the aggregate number of shares of Common Stock issuable thereunder from 520,000 to 620,000 (subject to adjustment to prevent dilution in certain cases, as described below) and increase the number of shares of restricted stock that may be granted under the Incentive Plan from 50,000 to 150,000 shares. As of the record date for the Annual Meeting, an aggregate of 405,000 shares of Common Stock were subject to outstanding awards under the Incentive Plan and 115,000 shares remained available for the granting of new awards under the Incentive Plan. Other than the grant of options, no other awards have been made under the Incentive Plan to date. The Board approved the above-described amendments to allow for the issuance of additional shares under the Incentive Plan.

          The proposed amendments to the Incentive Plan also provide that non-employee directors of the Company will automatically be granted, on the date of the annual meeting of shareholders in each year, restricted stock in an amount equal to the quotient (rounded to the nearest whole number) of $25,000 divided by the average closing price per share of Common Stock during the 20 trading day period immediately prior to the date of the annual meeting in each year. All restrictions on the restricted stock will lapse on the earlier to occur of: (a) the fifth anniversary of the date on which the restricted stock is granted to a non-employee director, (b) the death of the non-employee director,
(c) the disability or other medical hardship of the non-employee director, as determined by the Board of Directors, or (d) the occurrence of a Change in Control of the Company (as defined in the Incentive Plan). Restricted stock granted to a non-employee director under the Incentive Plan, as amended, will be forfeited in the event that such non-employee director does not continue to serve as a director through the fifth anniversary of the date on which the restricted stock is granted, except in the event of the death, disability or other medical hardship of the non-employee director or upon a Change in Control of the Company. This amendment is proposed to encourage stock ownership by non-employee directors, and to allow the Company to attract and retain persons of exceptional competence to serve on the Company's Board of Directors. The Board believes that the annual grant of restricted stock to non-employee directors is an effective way to provide the non-employee directors increased incentive and personal interest in the success of the Company.

          The proposed amendments also end the automatic one-time grants of options to the non-employee directors of the Company. Prior to being amended, the Incentive Plan provided that upon first being elected or appointed to the Board each non-employee director of the Company would automatically receive an option to purchase 12,000 shares of Common Stock. This amendment is proposed to replace the automatic grant of stock options to non-employee directors upon election or appointment to the Board with automatic grants of restricted stock to non-employee directors on an annual basis (as discussed above). The amendments do not terminate or otherwise modify the terms of the options that were automatically granted to non-employee directors prior to adoption of the proposed amendments.

          The proposed amendments also clarify that the fair market value of any shares subject to awards granted under the Incentive Plan, as amended, or to which any award relates, shall be determined by the average of the high and low sale prices per share for the shares of Common Stock on the Nasdaq National Market (or such other national stock exchange or market upon which shares are then listed or traded) on a particular date. All outstanding grants under the Incentive Plan have been based on the fair market value of shares of Common Stock on the date of grant. This amendment is proposed simply to require a continuation of the current practice under the Incentive Plan.

          In addition, the proposed amendments provide that if any shares subject to awards granted under the Incentive Plan, or to which any award relates, are forfeited or if an award otherwise terminates, expires or is cancelled prior to the delivery of all of the shares or other consideration issuable or payable pursuant to the award, such shares will be again available for the granting of new awards under the Incentive Plan.

          The proposed amendments provide that the Committee of the Board authorized to administer the Incentive Plan may delegate its authority to one or more executive officers of the Company, other than in connection with awards made to the directors and executive officers of the Company. This amendment is proposed to provide additional flexibility in the administration of the Incentive Plan.

          Finally, the proposed amendments also make a number of conforming and other non-substantive changes to the Incentive Plan, including replacing the use of the defined term "Independent Director" with the term "Non-Employee Director" (without affecting the persons covered by such defined term) and replacing all references to the Company's "IPO Effective Date" by inserting the actual date, March 4, 1999. The Board believes the use of the term Non-Employee Directors avoids any inference that directors included within such group are determined under standards of director "independence" established by the Nasdaq Stock Market, Inc., Securities and Exchange Commission or any other regulatory body or by the

Company. Under the Incentive Plan, as amended, the term "Non-Employee Directors" includes all directors who are not employees of the Company or its affiliates.

Purpose

          The purpose of the Incentive Plan is to promote the best interests of the Company and its shareholders by providing key employees of the Company and its affiliates, and members of the Board who are not employees of the Company or its affiliates, with an opportunity to acquire a proprietary interest in the Company. The Incentive Plan is intended to promote continuity of management and to provide increased incentive and personal interest in the welfare of the Company by those key employees who are primarily responsible for shaping and carrying out the long-range plans of the Company and securing the Company's continued growth and financial success. In addition, by encouraging stock ownership by directors who are not employees of the Company or its affiliates, the Company seeks to attract and retain on the Board persons of exceptional competence and to provide a further incentive to serve as a director of the Company.

Administration

          The Incentive Plan is administered by a committee of the Board (the "Committee") which may consist of no less than two directors who are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and who are "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code. In the event that the Committee is not appointed, the functions of the Committee will be exercised by those members of the Board who qualify as "non-employee directors" under Rule 16b-3 and as "outside directors" within the meaning of
Section 162(m). The Corporate Governance, Nominating and Compensation Committee is designated as the current administrator of the Incentive Plan. Among other functions, the Committee has the authority to establish rules for the administration of the Incentive Plan; to select the key employees of the Company and its affiliates to whom awards will be granted; to determine the types of awards to be granted to key employees and the number of shares covered by such awards; and to set the terms and conditions of such awards. The Committee may also determine whether the payment of any proceeds of any award shall or may be deferred by a key employee participating in the Incentive Plan. The Incentive Plan, as amended, to the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company any or all of the authority and responsibility of the Committee in connection with the Incentive Plan, other than with respect to those persons who file reports under Section 16 of the Exchange Act (e.g., executive officer and directors of the Company). Subject to the express terms of the Incentive Plan, determinations and interpretations with respect thereto will be in the sole discretion of the Committee, whose determinations and interpretations will be binding on all parties.

Eligibility

          Any officer or other key employee of the Company or any affiliate who is responsible for or contributes to the management, growth or profitability of the business of the

Company or any of its affiliates is eligible to be granted awards under the Incentive Plan as determined by the Committee in its discretion.

          In addition to key employees, until December 31, 2002, each non-employee director of the Company was automatically entitled under the Incentive Plan, as described below, to receive an option to purchase 12,000 shares of Common Stock (subject to adjustment as described below) upon first being elected or appointed to the Board. Under the Incentive Plan, as amended, each non-employee director of the Company would also be automatically entitled to receive an annual award of restricted stock. Approximately 15 persons are currently eligible to participate in the Incentive Plan, as amended. The number of eligible participants may increase over time based upon future growth of the Company.

Awards Under the Incentive Plan; Available Shares

          The Incentive Plan authorizes the granting to key employees of: (a) stock options, which may be either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code ("ISOs") or non-qualified stock options; (b) stock appreciation rights ("SARs"); (c) restricted stock; and (d) performance shares. The Incentive Plan also provides for the automatic grant to each non-employee director of an option to purchase 12,000 shares of Common Stock upon the director first being elected or appointed to the Board. The Incentive Plan, as amended, would end the automatic grant of stock options to non-employee directors and would provide for automatic awards of restricted stock to non-employee directors on an annual basis. The Incentive Plan, as amended, provides that up to a total of 620,000 shares of Common Stock (subject to adjustment as described below) are available for the granting of awards thereunder, of which only 150,000 shares may be issued as restricted stock.

          If any shares subject to awards granted under the Incentive Plan, as amended, or to which any award relates, are forfeited or if an award otherwise terminates, expires or is cancelled prior to the delivery of all of the shares or other consideration issuable or payable pursuant to the award, such shares will be available for the granting of new awards under the Incentive Plan. Any shares delivered pursuant to an award may be either authorized and unissued shares of Common Stock or treasury shares held by the Company.

Terms of Awards

          Option Awards to Key Employees. Options granted under the Incentive Plan to key employees may be either ISOs or non-qualified stock options. The exercise price per share of Common Stock subject to options granted to key employees under the Incentive Plan will be determined by the Committee, provided that the exercise price may not be less than 100% of the fair market value of a share of Common Stock on the date of grant. The term of any option granted to a key employee under the Incentive Plan will be as determined by the Committee, provided that the term of an option may not exceed ten years from the date of grant. Options granted to key employees under the Incentive Plan will become exercisable in such manner and within such period or periods and in such installments or otherwise as determined by the Committee. Options may be exercised by payment in full of the exercise price, either (at the discretion of the Committee) in cash or in whole or in part by tendering shares of Common

Stock or other consideration having a fair market value on the date of exercise equal to the option exercise price. All ISOs granted under the Incentive Plan must comply with all other terms of Section 422 of the Internal Revenue Code.

          Option Awards to Non-Employee Directors. Prior to being amended, the Incentive Plan provided that upon being first elected or appointed to the Board of Directors a non-employee director would automatically be granted, on the date of such election or appointment, a non-qualified stock option to purchase 12,000 shares of Common Stock (subject to adjustment as described below). The option price per share of any option granted to a non-employee director has been 100% of the fair market value on a share of Common Stock on the date of grant. The proposed amendments would end these automatic grants of stock options to non-employee directors so that no such automatic grants can occur after December 31, 2002. The proposed amendments do not terminate or otherwise modify the terms of the options that were automatically granted to non-employee directors prior to adoption of the proposed amendments.

          Options granted to a non-employee director become exercisable ratably over a five-year period after the date of grant; provided that the non-employee director continues to serve as a member of the Board at the end of each vesting period with respect to the increment then vesting, except that if the non-employee director ceases to be a director by reason of death or disability or a Change in Control of the Company occurs after the date of grant, the option will become immediately exercisable in full.

          Options granted to non-employee directors will terminate on the earlier of (a) five years after the date of grant or one year after the non-employee director ceases to be a director of the Company for any reason. Options granted to non-employee directors may be exercised under the Incentive Plan by payment in full of the exercise price, either (at the discretion of the Committee) in cash or in whole or in part by tendering previously acquired shares of Common Stock or other property having a market value on the date of exercise equal to the option exercise price.

          The Committee has no discretion to alter the provisions governing options granted to non-employee directors.

          SARs. An SAR granted under the Incentive Plan will confer on the key employee holder a right to receive, upon exercise thereof, the excess of (a) the fair market value of one share of Common Stock on the date of exercise over (b) the grant price of the SAR as specified by the Committee. The grant price of an SAR under the Incentive Plan may not be less than 100% of the fair market value of a share of Common Stock on the date of grant. The grant price, term, methods of exercise, methods of settlement (including whether the holder of an SAR will be paid in cash, shares of Common Stock or other consideration), and any other terms and conditions of any SAR granted under the Incentive Plan are determined by the Committee at the time of grant.

          Restricted Stock Awards to Key Employees. Shares of restricted Common Stock granted to key employees under the Incentive Plan will be subject to such restrictions as the

Committee may impose, including any limitation on the right to vote such shares or receive dividends thereon. The restrictions imposed on the shares may lapse separately or in combination at such time or times, or in such installments or otherwise, as the Committee may deem appropriate. Except as otherwise determined by the Committee, upon termination of a key employee's employment for any reason during the applicable restriction period, the key employees will forfeit all shares of restricted stock still subject to restriction.

          Restricted Stock Awards to Non-Employee Directors. Each non-employee director of the Company will automatically be granted, on the date of the annual meeting of shareholders each year, restricted stock in an amount equal to the quotient (rounded to the nearest whole number) of $25,000 divided by the average closing price per share of Common Stock during the 20 trading day period immediately prior to the date of the annual meeting each year. All restrictions on the restricted stock will lapse on the earlier to occur of: (a) the fifth anniversary of the date on which the restricted stock is granted to a non-employee director, (b) the death of the non-employee director, (c) the disability or other medical hardship of the non-employee director, as determined by the Board of Directors, or (d) the occurrence of a Change in Control of the Company. Restricted stock granted to a non-employee director under the Incentive Plan, as amended, will be forfeited in the event that such non-employee director does not continue to serve as a director through the fifth anniversary of the date on which the restricted stock is granted, except in the event of the death, disability or medical hardship of the non-employee director or upon a Change in Control of the Company.

          The Incentive Plan, as amended, limits the total number of shares of restricted stock that may be awarded thereunder to 150,000 shares (subject to adjustment as described below).

          Performance Shares. The Incentive Plan also provides for the granting of performance shares to key employees. The Committee will determine and/or select the applicable performance period, the performance goal or goals (and the performance level or levels related thereto) to be achieved during any performance period, the proportion of payments, if any, to be made for performance between the minimum and full performance levels for any performance goal and, if applicable, the relative percentage weighting given to each of the selected performance goals, the restrictions applicable to shares of restricted stock received upon payment of performance shares if payment is made in such manner, and any other terms, conditions and rights relating to the grant of performance shares. Under the terms of the Incentive Plan, the Committee may select from various performance goals, including return on equity, return on investment, return on net assets, economic value added, earnings from operations, pre-tax profits, net earnings, net earnings per share, working capital as a percent of net sales, net cash provided by operating activities, market price for the Common Stock and total shareholder return. In conjunction with selecting the applicable performance goal or goals, the Committee will also fix the relevant performance level or levels (e.g., a 15% return on equity) which must be achieved with respect to the goal or goals in order for the performance shares to be earned by the key employee.

          Payment on performance shares granted to and earned by key employees will be made in shares of Common Stock (which, at the discretion of the Committee, may be shares of restricted stock) equal to the number of performance shares payable. Subject to the overall limit of 620,000 shares available for grant under the Incentive Plan, as amended, there are no other limits on the number of performance shares that could be issued thereunder.

Adjustments

          If any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the shares of Common Stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Incentive Plan, then the Committee generally has the authority to, in such manner as it deems equitable, adjust (a) the number and type of shares subject to the Incentive Plan and which thereafter may be made the subject of awards, (b) the number and type of shares subject to outstanding awards, and (c) the grant, purchase or exercise price with respect to any award, or may make provision for a cash payment to the holder of an outstanding award.

Limits on Transferability

          No award granted under the Incentive Plan (other than an award of restricted stock on which the restrictions have lapsed) may be assigned, sold, transferred or encumbered by any participant, otherwise than by will, by designation of a beneficiary, or by the laws of descent and distribution. Each award will be exercisable during the participant's lifetime only by such participant or, if permissible under applicable law, by the participant's guardian or legal representative.

Amendment and Termination

          Subject to shareholder approval in certain circumstances, the Board may amend, alter, suspend, discontinue, or terminate the Incentive Plan. Shareholder approval of any amendment of the Incentive Plan must be obtained if required by (i) the rules and/or regulations promulgated under Section 16 of the Exchange Act (in order for the Incentive Plan to remain qualified under Rule 16b-3 promulgated thereunder); (ii) the Internal Revenue Code or any rules promulgated thereunder (in order to allow for ISOs to be granted under the Plan); or (iii) the listing requirements of the Nasdaq National Market or any other principal securities exchange or market on which the Common Stock are then traded (in order to maintain the listing of the Common Stock thereon). Termination of the Incentive Plan will not affect the rights of participants with respect to awards previously granted to them, and all unexpired awards will continue in force and effect after termination of the Incentive Plan except as they may lapse or be terminated by their own terms and conditions.

Withholding

          Not later than the date as of which an amount first becomes includible in the gross income of a key employee for federal income tax purposes with respect to any award under the Incentive Plan, the key employee will be required to pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations arising with respect to awards under the Incentive Plan may be settled with shares of Common Stock (other than shares of restricted stock) previously owned by the key employee. The obligations of the Company under the Incentive Plan are conditional on such payment or arrangements, and the Company and any affiliate will, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the key employee. The Committee may establish such procedures as it deems appropriate for the settling of withholding obligations with shares of Common Stock.

Certain Federal Income Tax Consequences

          Stock Options. The grant of a stock option under the Incentive Plan creates no income tax consequences to the key employee or the non-employee director or the Company. A key employee or a non-employee director who is granted a non-qualified stock option will generally recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock at such time over the exercise price. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the key employee or the non-employee director. A subsequent disposition of the Common Stock will give rise to capital gain or loss to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Common Stock on the date of exercise. This capital gain or loss will be a long-term capital gain or loss if the Common Stock has been held for more than one year from the date of exercise.

          In general, a key employee will recognize no income or gain as a result of exercise of an ISO (except that the alternative minimum tax may apply). Except as described below, any gain or loss realized by the key employee on the disposition of the Common Stock acquired pursuant to the exercise of an ISO will be treated as a long-term capital gain or loss and no deduction will be allowed to the Company. If the key employee fails to hold the shares of Common Stock acquired pursuant to the exercise of an ISO for at least two years from the date of grant of the ISO and one year from the date of exercise, the key employee will recognize ordinary income at the time of the disposition equal to the lesser of (a) the gain realized on the disposition or (b) the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income, if any, is recognized by the key employee. Any additional gain realized by the key employee over the fair market value at the time of exercise will be treated as a capital gain. This capital gain will be a long-term capital gain if the Common Stock has been held for more than one year from the date of exercise.

          Stock Appreciation Rights. The grant of an SAR will create no income tax consequences for the key employee or the Company. Upon exercise of an SAR, the key employee will recognize ordinary income equal to the amount of any cash and the fair market value of any shares of Common Stock or other property received, except that if the key employee receives an option or shares of restricted stock upon exercise of an SAR, recognition of income may be deferred in accordance with the rules applicable to such other awards. The Company will be entitled to a deduction in the same amount and at the same time as income is recognized by the key employee.

          Restricted Stock. A key employee or a non-employee director of the Company will not recognize income at the time an award of restricted stock is made under the Incentive Plan unless he or she makes the election described below. If the key employee or the non-employee director does not make this election, then the key employee or the non-employee director will recognize ordinary income when all the restrictions on the restricted stock lapse. The amount of income recognized equals the fair market value of the restricted stock on the date that all of the restrictions lapse reduced by an amount, if any, paid by the key employee or the non-employee director for the restricted stock. The Company generally will be entitled to a deduction in the same amount and at the same time as the non-employee director recognizes income. Any otherwise taxable disposition of the restricted stock after the applicable restrictions lapse will result in capital gain or loss (long-term or short-term depending on the length of time the shares of restricted stock are held after the date that the restrictions lapsed). Dividends paid in cash and received by a key employee or a non-employee director before the date the restrictions lapse will constitute ordinary income to the key employee or the non-employee director. The Company generally will be entitled to a corresponding deduction for these dividends. Any dividends the Company pays in stock will be treated as an award of additional shares of restricted stock subject to the tax treatment described in this section.

          A key employee or a non-employee director may, within thirty days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of the restricted stock on the date of the award, reduced by amount, if any, the key employee or the non-employee director pays for the restricted stock. The Company generally will be entitled to a corresponding deduction in the same amount and at the same time as the key employee or the non-employee director recognizes income. If the election is made, then any cash dividends received with respect to the restricted stock will be treated as dividend income to the key employee or the non-employee director in the year of payment, to the extent of the Company's accumulated earnings and profits, and will not be deductible by the Company. Any otherwise taxable disposition of restricted stock (other than by forfeiture) will result in capital gain or loss (long-term or short-term depending on the length of time the shares of restricted stock are held after the grant date of the restricted stock). If the key employee or the non-employee director makes this election and subsequently forfeits the restricted stock, then the key employee or the non-employee director will not be entitled to deduct any loss except to the extent of the amount, if any, the non-employee director paid for the restricted stock. However, the Company is required to include as ordinary income the amount of the deduction the Company previously claimed with respect to the forfeited shares.

          Performance Shares. The grant of performance shares will create no income tax consequences for the key employee or the Company. Upon the receipt of shares of Common Stock at the end of the applicable performance period, the key employee will recognize ordinary income equal to the fair market value of the shares of Common Stock received, except that if the key employee receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to such restricted stock. In addition, the key employee will recognize ordinary income equal to the dividend equivalents paid on performance shares prior to or at the end of the performance period. The Company will be entitled to a deduction in the same amount and at the same time as income is recognized by the key employee.

New Plan Benefits

          Other than the automatic grants of restricted stock to non-employee directors, the Company cannot currently determine the number of shares or the type of shares that may be granted to eligible participants under the Incentive Plan, as amended, in the future. Such determinations will be made from time to time by the Committee. On March 12, 2003, the closing price per share of the Common Stock on the Nasdaq National Market was $11.62.

Equity Compensation Plan Information

          The following table provides information about the Company's equity compensation plans as of December 31, 2002. The table does not include any restricted stock awards that may be granted to non-employee directors under the Incentive Plan, as amended, if the shareholders approve the proposed amendments to the Incentive Plan at the Annual Meeting.

                                                                                               Number of securities
                                                                                             remaining available for
                               Number of securities to                                        future issuance under
                                    be issued upon                Weighted-average             equity compensation
                                   the exercise of               exercise price of               plans (excluding
                                 outstanding options,           outstanding options,         securities reflected in
      Plan category             warrants and rights(1)          Warrants and rights            the first column)(2)
--------------------------    ---------------------------    ---------------------------     -------------------------
Equity compensation
plans approved by
security holders                       405,000                             $4.47                      115,000

Equity compensation
plans not approved by
security holders                            --                             --                              --
                              ---------------------------    ---------------------------     -------------------------

Total                                  405,000                             $4.47                      115,000
                              ===========================    ===========================     =========================

--------------------------

(1)  Represents options to purchase shares of Common Stock granted under the Company's 1998 Equity Incentive Plan.

(2)  Represents shares of shares of Common Stock available for issuance under the Company's 1998 Equity Incentive Plan.


Vote Required

          The affirmative vote of the holders of a majority of the shares of Common Stock represented and voted at the Annual Meeting (assuming a quorum is present) is required to approve the proposed amendments to the Incentive Plan, provided that a majority of the outstanding shares of Common Stock are voted on the proposal. Assuming such proviso is met, any shares not voted at the Annual Meeting with respect to the proposed amendments to the Incentive Plan will have no impact on the vote. In the event that the proposed amendments to the Incentive Plan are not approved by shareholders at the Annual Meeting, the Incentive Plan (except for the amendments recently adopted by the Board as described above) will remain in full force and effect.

          THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENTS TO THE INCENTIVE PLAN. SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" APPROVAL OF THE AMENDMENTS TO THE INCENTIVE PLAN.

                              CERTAIN TRANSACTIONS

          The Company shares offices with Lubar & Co. Incorporated. The office building in which the Company is headquartered is owned by 700 North Water LLC, which is owned by Sheldon B. Lubar, David J. Lubar, the Lubar Family (90 percent), William T. Donovan (5 percent) and unrelated third parties (5 percent). Sheldon B. Lubar and David J. Lubar are officers and directors of Lubar & Co. Incorporated, and own 20 percent and 15 percent, respectively, of its stock. The Company pays its pro rata share of the rent, utilities and other expenses of these premises (approximately $7,000 per month). A total of $77,000 was paid in 2002. Certain officers and employees of the Company also provide services to Lubar & Co. Incorporated. An allocation of compensation for services is based on time spent on the respective entity and is periodically reviewed.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file reports concerning their ownership of Company equity securities with the Securities and Exchange Commission and the Company. Based solely upon information provided to the Company by individual directors and executive officers, the Company believes that during the fiscal year ended December 31, 2002, all its directors and executive officers complied with the Section 16(a) filing requirements.

                         INDEPENDENT PUBLIC ACCOUNTANTS

Current Independent Accountants

          Deloitte & Touche LLP has served as the independent auditors for the Company since June 17, 2002 and audited the financial statements of the Company for the fiscal year ended December 31, 2002. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting to answer appropriate questions and, if they so desire, to make a statement.

Change in Independent Accountants

          On June 17, 2002, the Audit Committee, dismissed Arthur Andersen LLP ("Andersen") as the Company's independent accountants and engaged Deloitte & Touche LLP to serve as the Company's independent accountants for 2002.

          Andersen's reports on the Company's consolidated financial statements for each of the years ended December 31, 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

          During the years ended December 31, 2000 and 2001 and the subsequent interim period from December 31, 2001 through June 17, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's financial statements for such years ("Disagreements"). During the years ended December 31, 2000 and 2001 and the subsequent interim period, there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

          The Company provided Andersen with a copy of the foregoing statements. Andersen delivered to the Company a letter, dated June 17, 2002, stating its agreement with such statements.

          During the Company's two most recent fiscal years and the subsequent interim period from December 31, 2001 through June 17, 2002, the Company did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matter that was either the subject of a Disagreement or a reportable event, as listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.


                                  MISCELLANEOUS

Shareholder Proposals

          Proposals that shareholders of the Company intend to present at and have included in the Company's proxy statement for the 2004 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), must be received by the Company by the close of business on November 23, 2003. Additionally, if the Company receives notice of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 (i.e., a proposal a shareholder intends to raise at the 2004 annual meeting of shareholders but does not intend to have included in the Company's proxy statement for such meeting) after January 2, 2004, the persons named in proxies solicited by the Board for the 2004 annual meeting of shareholders may exercise discretionary voting power with respect to such proposal.

Other Matters

          The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, proxies may be solicited personally and by telephone by certain officers and regular employees of the Company. The Company will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold Common Stock.

                                         By Order of the Board of Directors
                                         C2, Inc.

                                         David E. Beckwith
                                         Secretary
March 22, 2003

Legend:                                                               APPENDIX A
--------------                                                        ----------
INSERTED TEXT
[Deleted Text]
--------------



                                    C2, INC.


                           1998 EQUITY INCENTIVE PLAN

Section 1.     Purpose

          The purpose of the C2, Inc. 1998 Equity Incentive Plan, AS AMENDED (the "Plan"), is to promote the best interests of C2, Inc. (the "Company") and its shareholders by providing key employees of the Company and its Affiliates (as defined below) and members of the Company's Board of Directors who are not employees of the Company with an opportunity to acquire a, or increase their, proprietary interest in the Company. It is intended that the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those key employees who are primarily responsible for shaping and carrying out the long-range plans of the Company and securing the Company's continued growth and financial success. Also, by encouraging stock ownership by non-employee directors, the Company seeks to attract and retain on its Board of Directors persons of exceptional competence and to furnish an added incentive for them to continue their association with the Company. It is intended that certain of the options issued pursuant to the Plan will constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code ("Incentive Stock Options") and the remainder of the options issued under the Plan will constitute non-qualified stock options.

Section 2.      Definitions

          As used in the Plan, the following terms shall have the respective meanings set forth below:

                    (a) "Affiliate" shall mean any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with, the Company, including without limitation, all current or future subsidiaries of the Company.

                    (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock or Performance Share granted under the Plan.

                    (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

                    (d) "Change in Control" will be deemed to have occurred if:
          (i) any entity not affiliated with the Company is or becomes the beneficial owner of securities of the Company representing at least 25% of the combined voting power of the Company's then outstanding securities; (ii) there is consummated any business combination of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's capital stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's capital stock immediately prior to the merger have the same proportionate ownership of capital stock of the surviving corporation immediately after the merger, or any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the consolidated assets of the Company; or (iii) the shareholders of the Company approve any plan for the liquidation or dissolution of the Company.

                    (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                    (f) "Commission" shall mean the Securities and Exchange Commission.

                    (g) "Committee" shall mean the Compensation Committee of the Board of Directors of the Company (or any other committee thereof designated by such Board to administer the Plan); provided that the Committee shall be composed of not less than two directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3 and [who are] AN "outside [directors] DIRECTOR" within the meaning of
          Section 162(m) of the Code.

                    (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                    (i) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee; PROVIDED, HOWEVER, THAT THE FAIR MARKET VALUE OF A SHARE ON A PARTICULAR DATE SHALL NOT BE LESS THAN THE AVERAGE OF THE HIGH AND LOW SALE PRICES PER SHARE FOR THE SHARES ON THE NASDAQ NATIONAL MARKET (OR SUCH OTHER NATIONAL STOCK EXCHANGE OR MARKET UPON WHICH SHARES ARE THEN LISTED OR TRADED) ON SUCH DATE.

                    [(j) "IPO Effective Date" shall mean the date on which the registration statement relating to the Company's initial public offering of common stock under the Securities Act of 1933, as amended, is declared effective by the Commission.]

                    (j) "Incentive Stock Option" shall mean an option granted under Section 5(b) of the Plan that is intended to meet the requirements of Section 422 of the Code (or any successor provision thereto).

                    [(l) "Independent Directors" shall mean then serving, elected or appointed directors of the Company who are not employees of the Company.]

                    (k) "Initial Director" shall mean [the Independent Directors serving immediately after the IPO Effective Date.] EACH NON-EMPLOYEE DIRECTOR SERVING AS A DIRECTOR ON MARCH 4, 1999.

                    (l) "Key Employee" shall mean any officer or other key employee of the Company or of any Affiliate who is responsible for or contributes to the management, growth or profitability of the business of the Company or any Affiliate as determined by the Committee in its discretion.

                    (M) "NON-EMPLOYEE DIRECTORS" SHALL MEAN THE THEN SERVING, ELECTED OR APPOINTED DIRECTORS OF THE COMPANY WHO ARE NOT EMPLOYEES OF THE COMPANY.

                    (n) "Non-Qualified Stock Option" shall mean an option granted under Section 5(b) and Section 6(b) of the Plan that is not intended to be an Incentive Stock Option.

                    (o) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

                    (p) "Participating Key Employee" shall mean a Key Employee designated to be granted an Award under the Plan.

                    (q) "Performance Period" shall mean, in relation to Performance Shares, any period for which a performance goal or goals have been established.

                    (r) "Performance Share" shall mean any right granted under
          Section 5(e) of the Plan that will be paid out as a Share (which, in specified circumstances, may be a Share of Restricted Stock).

                    (s) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

                    (t) "Released Securities" shall mean Shares of Restricted Stock with respect to which all applicable restrictions have expired, lapsed or been waived.

                    (u) "Restricted Securities" shall mean Awards of Restricted Stock or other Awards under which issued and outstanding Shares are held subject to certain restrictions.

                    (v) "Restricted Stock" shall mean any Share granted under
          Section 5(d) of the Plan or, in specified circumstances, a Share paid in connection with a Performance Share under Section 5(e) of the Plan.

                    (w) "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Commission under the Exchange Act, or any successor rule or regulation thereto.

                    (x) "Shares" shall mean shares of common stock [of the Company], $.01 par value, OF THE COMPANY and such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(b) of the Plan.

                    (y) "Stock Appreciation Right" shall mean any right granted under Section 5(c) of the Plan.

Section 3.     Administration

          The Plan shall be administered by the Committee; provided, however, that if at any time the Committee shall not be in existence, the functions of the Committee as specified in the Plan shall be exercised by those members of the Board of Directors of the Company who qualify as "non-employee directors" under Rule 16b-3 and who are "outside directors" within the meaning of Section 162(m) of the Code. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE COMMITTEE MAY DELEGATE TO ONE OR MORE EXECUTIVE OFFICERS OF THE COMPANY ANY OR ALL OF THE AUTHORITY AND RESPONSIBILITY OF THE COMMITTEE WITH RESPECT TO THE PLAN, OTHER THAN WITH RESPECT TO PERSONS WHO ARE SUBJECT TO SECTION 16 OF THE EXCHANGE ACT. Subject to the terms of the Plan and applicable laws and without limitation by reason of enumeration, the Committee shall have full discretionary power and authority to: (i) designate Participating Key Employees; (ii) determine the type or types of Awards to be granted to each Participating Key Employee under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards granted to Participating Key Employees; (iv) determine the terms and conditions of any Award granted to a Participating Key Employee; (v) determine whether, to what extent and under what circumstances Awards granted to Participating Key Employees may be settled or exercised in cash, Shares, other securities, other Awards or other property, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares, other Awards and other amounts payable with respect to an Award granted to Participating Key Employees under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee;
(vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan (including, without limitation, any Award Agreement); (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Grants of options to [Independent] NON-EMPLOYEE Directors under the Plan shall be automatic and the amount and the terms of such awards shall be determined in accordance with Section 6 hereof. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time or from time to time, and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participating Key Employee, any [Independent] NON-EMPLOYEE Director, any holder or beneficiary of any Award, any shareholder and any employee of the Company or of any Affiliate.

Section 4.     Shares Available for Award

                    (a) Shares Available. Subject to adjustment as provided in
          Section 4(b):

                    (i) Number of Shares Available. The number of Shares with respect to which Awards may be granted under the Plan shall be [520,000.] 620,000. IF, AFTER THE EFFECTIVE DATE OF THE PLAN, ANY SHARES COVERED BY AN AWARD GRANTED UNDER THE PLAN, OR TO WHICH ANY AWARD RELATES, ARE FORFEITED OR IF AN AWARD OTHERWISE TERMINATES, EXPIRES OR IS CANCELLED PRIOR TO THE DELIVERY OF ALL OF THE SHARES OR OF OTHER CONSIDERATION ISSUABLE OR PAYABLE PURSUANT TO SUCH AWARD, THEN THE NUMBER OF SHARES COUNTED AGAINST THE NUMBER OF SHARES AVAILABLE UNDER THE PLAN IN CONNECTION WITH THE GRANT OF SUCH AWARD, TO THE EXTENT OF ANY SUCH FORFEITURE, TERMINATION, EXPIRATION OR CANCELLATION, SHALL AGAIN BE AVAILABLE FOR GRANTING OF ADDITIONAL AWARDS UNDER THE PLAN.

                    (II) LIMITATION ON AWARDS OF RESTRICTED STOCK. THE AGGREGATE NUMBER OF SHARES WITH RESPECT TO WHICH AWARDS OF RESTRICTED STOCK MAY BE GRANTED UNDER THE PLAN TO ALL PARTICIPATING KEY EMPLOYEES AND NON-EMPLOYEE DIRECTORS AS A GROUP SHALL NOT EXCEED 150,000 SHARES (PROVIDED THAT SUCH NUMBER OF SHARES IS SUBJECT TO ADJUSTMENT IN ACCORDANCE WITH THE TERMS OF SECTION 4(B) HEREOF) OF THE TOTAL NUMBER OF SHARES AVAILABLE FOR AWARDS UNDER SECTION 4(A)(I).

                    (iii) Accounting for Awards. The number of Shares covered by an Award under the Plan, or to which such Award relates, shall be counted on the date of grant of such Award against the number of Shares available for granting Awards under the Plan.

                    (iv) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

                    (b) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares subject to the Plan and which thereafter may be made the subject of Awards under the Plan; (ii) the number and type of Shares subject to outstanding Awards; and (iii) the grant, purchase or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b) of the Code (or any successor provision thereto); and provided further that the number of Shares subject to any Award payable or denominated in Shares shall always be a whole number.

Section 5.     Awards to Key Employees

                    (a) Eligibility. Any Key Employee, including any executive officer or employee-director of the Company or of any Affiliate, who is not a member of the Committee shall be eligible to be designated a Participating Key Employee.

                    (b) Option Awards to Key Employees. The Committee is hereby authorized to grant Options to Key Employees with the terms and conditions as set forth below and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine in its discretion.

                    (i) Exercise Price. The exercise price per Share of an Option granted pursuant to this Section 5 shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

                    (ii) Option Term. The term of each Option shall be fixed by the Committee; provided, however, that in no event shall the term of any Option exceed a period of ten years from the date of its grant.

                    (iii) Exercisability and Method of Exercise. An Option shall become exercisable in such manner and within such period or periods and in such installments or otherwise as shall be determined by the Committee. The Committee also shall determine the method or methods by which, and the form or forms, including, without limitation, cash, Shares, other securities, other Awards, other property or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which payment of the exercise price with respect to any Option may be made or deemed to have been made.

                    (iv) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code (or any successor provision thereto) and any regulations promulgated thereunder. Notwithstanding any provision in the Plan to the contrary, no Incentive Stock Option may be granted hereunder after the tenth anniversary of the adoption of the Plan by the Board of Directors of the Company.

                    (c) Stock Appreciation Right Awards. The Committee is hereby authorized to grant Stock Appreciation Rights to Key Employees. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise over
          (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement (including whether the Participating Key Employee will be paid in cash, Shares, other securities, other Awards, or other property or any combination thereof), and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee in its discretion. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate, including, without limitation, restricting the time of exercise of the Stock Appreciation Right to specified periods as may be necessary to satisfy the requirements of Rule 16b-3.

                    (d) Restricted Stock Awards.

                    (i) Issuance. [The] SUBJECT TO SECTION 4(A)(II) HEREOF, THE Committee is hereby authorized to grant Awards of Restricted Stock to Key Employees[; provided, however, that the aggregate number of Shares of Restricted Stock granted under the Plan to all Participating Key Employees as a group shall not exceed 50,000 Shares (provided that such number of Shares subject to adjustment in accordance with the terms of Section 4(b) hereof) of the total number of Shares available for Awards under Section 4(a)(i).].

                    (ii) Restrictions. Shares of Restricted Stock granted to Participating Key Employees shall be subject to such restrictions as the Committee may impose in its discretion (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate in its discretion.

                    (iii) Registration. Any Restricted Stock granted under the Plan to a Participating Key Employee may be evidenced in such manner as the Committee may deem appropriate in its discretion, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock granted under the Plan to a Participating Key Employee, such certificate shall be registered in the name of the Participating Key Employee and shall bear an appropriate legend (as determined by the Committee) referring to the terms, conditions and restrictions applicable to such Restricted Stock.

                    (iv) Payment of Restricted Stock. At the end of the applicable restriction period relating to Restricted Stock granted to a Participating Key Employee, one or more stock certificates for the appropriate number of Shares, free of restrictions imposed under the Plan, shall be delivered to the Participating Key Employee or, if the Participating Key Employee received stock certificates representing the Restricted Stock at the time of grant, the legends placed on such certificates shall be removed.

                    (v) Forfeiture. Except as otherwise determined by the Committee in its discretion, upon termination of employment of a Participating Key Employee (as determined under criteria established by the Committee in its discretion) for any reason during the applicable restriction period, all Shares of Restricted Stock still subject to restriction shall be forfeited by the Participating Key Employee; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock held by a Participating Key Employee.

                    (e) Performance Share Awards.

                    (i) Issuance. The Committee is hereby authorized to grant Awards of Performance Shares to Key Employees.

                    (ii) Performance Goals and Other Terms. The Committee shall determine in its discretion, the Performance Period, the performance goal or goals (and the performance level or levels related thereto) to be achieved during any performance period, the proportion of payments, if any, to be made for performance between the minimum and full performance levels for any performance goal and, if applicable, the relative percentage weighting given to each of the selected performance goals, the restrictions applicable to shares of restricted stock received upon payment of performance shares if payment is made in such manner, and any other terms, conditions and rights relating to the grant of performance shares. The Committee may select from various performance goals, including return on equity, return on investment, return on net assets, economic value added, earnings from operations, pre-tax profits, net earnings, net earnings per share, working capital as a percent of net sales, net cash provided by operating activities, market price for the Common Stock and total shareholder return. In conjunction with selecting the applicable performance goal or goals, the Committee will also fix the relevant performance level or levels (e.g., a 15%
          return on equity) which must be achieved with respect to the goal or goals in order for the performance shares to be earned by the key employee.

                    (iii) Rights and Benefits During the Performance Period. The Committee may provide that, during a Performance Period, a Participating Key Employee shall be paid cash amounts, with respect to each Performance Share held by such Participating Key Employee, in the same manner, at the same time, and in the same amount paid, as a cash dividend on a Share. Participating Key Employees shall have no voting rights with respect to Performance Shares held by them.

                    (iv) Adjustments with Respect to Performance Shares. Any other provision of the Plan to the contrary notwithstanding, the Committee may in its discretion at any time or from time to time adjust performance goals (up or down) and minimum or full performance levels (and any intermediate levels and proportion of payments related thereto), adjust the manner in which performance goals are measured, or shorten any Performance Period or waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock issued in payment of Performance Shares, if the Committee determines that conditions, including but not limited to, changes in the economy, changes in competitive conditions, changes in laws or governmental regulations, changes in generally accepted accounting principles, changes in the Company's accounting policies, acquisitions or dispositions by the Company or its Affiliates, or the occurrence of other unusual, unforeseen or extraordinary events, so warrant.

                    (v) Payment of Performance Shares. As soon as is reasonably practicable following the end of the applicable Performance Period, one or more certificates representing the number of Shares equal to the number of Performance Shares payable shall be registered in the name of and delivered to the Participating Key Employee; provided, however, that any Shares of Restricted Stock payable in connection with Performance Shares shall, pending the expiration, lapse, or waiver of the applicable restrictions, be evidenced in the manner as set forth in Section 5(d)(iii) hereof.

                    (f) General.

                    (i) No Consideration for Awards. Awards shall be granted to Participating Key Employees for no cash consideration unless otherwise determined by the Committee.

                    (ii) Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement in such form (consistent with the terms of the Plan) as shall have been approved by the Committee.

                    (iii) Awards May Be Granted Separately or Together. Awards to Participating Key Employees under the Plan may be granted either alone or in addition to, in tandem with, or in substitution for, any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to, or in tandem with, other Awards, or in addition to, or in tandem with, awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

                    (iv) Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award to a Participating Key Employee may be made in such form or forms as the Committee shall determine, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee in its discretion. Such rules and procedures may include, without limitation, provisions for the payment or crediting of interest on installment or deferred payments.

                    (v) Limits on Transfer of Awards. No Award (other than Released Securities), and no right under any such Award, shall be assignable, alienable, saleable or transferable by a Participating Key Employee otherwise than by will or by the laws of descent and distribution (or, in the case of an Award of Restricted Securities, to the Company); provided, however, that a Participating Key Employee at the discretion of the Committee may be entitled, in the manner established by the Committee, to designate a beneficiary or beneficiaries to exercise his or her rights, and to receive any property distributable, with respect to any Award upon the death of the Participating Key Employee. Each Award, and each right under any Award, shall be exercisable, during the lifetime of the Participating Key Employee, only by such individual or, if permissible under applicable law, by such individual's guardian or legal representative. No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

                    (vi) Term of Awards. Except as otherwise provided in the Plan, the term of each Award shall be for such period as may be determined by the Committee.

                    (vii) Rule 16b-3 Six-Month Limitations. To the extent required in order to comply with Rule 16b-3 only, any equity security offered pursuant to the Plan may not be sold for at least six months after acquisition, except in the case of death or disability, and any derivative security issued pursuant to the Plan shall not be exercisable for at least six months, except in case of death or disability of the holder thereof. Terms used in the preceding sentence shall, for the purposes of such sentence only, have the meanings, if any, assigned or attributed to them under Rule 16b-3.

                    (viii) Share Certificates; Representation. In addition to the restrictions imposed pursuant to Section 5(c) and Section 5(d) hereof, all certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Commission, the Nasdaq [SmallCap] NATIONAL Market or any other stock exchange or other market upon which such Shares are then listed or traded, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Committee may require each Participating Key Employee or other Person who acquires Shares under the Plan by means of an Award originally made to a Participating Key Employee to represent to the Company in writing that such Participating Key Employee or other Person is acquiring the Shares without a view to the distribution thereof.

Section 6. Automatic [Option Grants] AWARDS to [Independent] NON-EMPLOYEE Directors

                    (a) Options to [Independent] NON-EMPLOYEE Directors. The Company shall [grant] automatically GRANT Non-Qualified Stock Options to [Independent] NON-EMPLOYEE Directors on the terms and conditions as set forth below:

                    (i) Grant of Options. On [the IPO Effective Date,] MARCH 4, 1999, each Initial Director shall be granted automatically Non-Qualified Stock Options to purchase 12,000 Shares.

                    (ii) Exercise Price. The exercise price per Share of an Option granted pursuant to this Section 6(b) shall be equal to the initial public offering price per Share (without deduction for underwriting discounts or commissions).

                    (iii) Option Term. The term of each Option shall end on the sooner to occur of five years from the date of its grant or one year from the date the [Independent] NON-EMPLOYEE Director ceases to be [an] A [Independent] NON-EMPLOYEE Director for any reason.

                    (iv) Vesting. Each initial grant of Non-Qualified Stock Options to [Independent] NON-EMPLOYEE Directors hereunder (whether [upon the IPO Effective Date] ON MARCH 4, 1999 or thereafter upon [an] A [Independent] NON-EMPLOYEE Director's initial election or appointment to the Board) will vest ratably over an approximate five-year period; provided that, the [Independent] NON-EMPLOYEE Director continues to serve as a member of the Board of Directors at the end of each vesting period with respect to the increment then vesting. Notwithstanding the aforementioned vesting provisions, all outstanding Non-Qualified Stock Options granted to [an] A [Independent] NON-EMPLOYEE Director under the Plan will vest immediately and in full upon a Change in Control[,] OR the death or disability of such [Independent] NON-EMPLOYEE Director, provided, that the [Independent] NON-EMPLOYEE Director continues to serve as a member of the Board of Directors on the date of such occurrence.

                    (v) Exercisability and Method of Exercise. Non-Qualified Stock Options granted to [Independent] NON-EMPLOYEE Directors shall be exercisable during their term subject only to the vesting provisions above and the termination provisions below. The Committee may determine the method or methods by which, and the form or forms, including, without limitation, cash, Shares, other securities, other property or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which payment of the exercise price with respect to any Non-Qualified Stock Option granted to [an] A [Independent] NON-EMPLOYEE Director may be made or deemed to have been made.

                    (vi) Termination of Options. Unexercised Non-Qualified Stock Options granted to [Independent] NON-EMPLOYEE Directors shall terminate on the earlier of: (i) five years after the date of grant or
          (ii) one year after the [Independent] NON-EMPLOYEE Director ceases to be [an] A [Independent] NON-EMPLOYEE Director for any reason.

                    (VII) SUNSET OF AUTOMATIC OPTION GRANTS. NOTWITHSTANDING ANYTHING IN THE PLAN TO THE CONTRARY, NO NON-QUALIFIED STOCK OPTIONS SHALL BE GRANTED TO NON-EMPLOYEE DIRECTORS UNDER THIS SECTION 6(A) AFTER DECEMBER 31, 2002.

                    (B) RESTRICTED STOCK TO NON-EMPLOYEE DIRECTORS. SUBJECT TO
          SECTION 4(A)(II) HEREOF, THE COMPANY SHALL AUTOMATICALLY GRANT RESTRICTED STOCK TO NON-EMPLOYEE DIRECTORS ON THE TERMS AND CONDITIONS AS SET FORTH BELOW:

                    (I) ANNUAL GRANT OF RESTRICTED STOCK TO NON-EMPLOYEE DIRECTORS. EACH NON-EMPLOYEE DIRECTOR (IF HE OR SHE CONTINUES TO SERVE IN SUCH CAPACITY) SHALL, ON THE DAY OF THE ANNUAL MEETING OF SHAREHOLDERS IN EACH YEAR DURING THE TIME THE PLAN IS IN EFFECT, AUTOMATICALLY BE GRANTED AN AWARD OF RESTRICTED STOCK IN SUCH NUMBER OF SHARES EQUAL TO THE QUOTIENT (ROUNDED TO THE NEAREST WHOLE NUMBER) OBTAINED BY DIVIDING (A) $25,000 BY (B) THE AVERAGE OF THE CLOSING PRICES PER SHARE ON THE NASDAQ NATIONAL MARKET (OR SUCH OTHER NATIONAL STOCK EXCHANGE OR MARKET UPON WHICH SHARES ARE THEN LISTED OR TRADED) DURING THE TWENTY (20) TRADING DAY PERIOD IMMEDIATELY PRECEDING THE DATE OF THE ANNUAL MEETING.

                    (II) RESTRICTIONS. SHARES OF RESTRICTED STOCK GRANTED TO NON-EMPLOYEE DIRECTORS PURSUANT TO SECTION 6(B)(I) SHALL BE SUBJECT TO SUCH RESTRICTIONS AS THE COMMITTEE MAY IMPOSE IN ITS DISCRETION (INCLUDING, WITHOUT LIMITATION, ANY LIMITATION ON THE RIGHT TO VOTE A SHARE OF RESTRICTED STOCK OR THE RIGHT TO RECEIVE ANY DIVIDEND OR OTHER RIGHT OR PROPERTY), WHICH RESTRICTIONS SHALL LAPSE ON THE EARLIER TO OCCUR OF: (A) THE FIFTH ANNIVERSARY OF THE DATE ON WHICH THE RESTRICTED STOCK IS GRANTED TO A NON-EMPLOYEE DIRECTOR, (B) THE DEATH OF THE NON-EMPLOYEE DIRECTOR, (C) THE DISABILITY OR OTHER MEDICAL HARDSHIP OF THE NON-EMPLOYEE DIRECTOR, AS DETERMINED BY THE BOARD OF DIRECTORS, OR (D) THE OCCURRENCE OF A CHANGE IN CONTROL.

                    (III) REGISTRATION. ANY RESTRICTED STOCK GRANTED UNDER THE PLAN TO A NON-EMPLOYEE DIRECTOR MAY BE EVIDENCED IN SUCH MANNER AS THE COMMITTEE MAY DEEM APPROPRIATE IN ITS DISCRETION, INCLUDING, WITHOUT LIMITATION, BOOK-ENTRY

          REGISTRATION OR ISSUANCE OF A STOCK CERTIFICATE OR CERTIFICATES. IN THE EVENT ANY STOCK CERTIFICATE IS ISSUED IN RESPECT OF SHARES OF RESTRICTED STOCK GRANTED UNDER THE PLAN TO A NON-EMPLOYEE DIRECTOR, SUCH CERTIFICATE SHALL BE REGISTERED IN THE NAME OF THE NON-EMPLOYEE DIRECTOR AND SHALL BEAR AN APPROPRIATE LEGEND (AS DETERMINED BY THE COMMITTEE) REFERRING TO THE TERMS, CONDITIONS AND RESTRICTIONS APPLICABLE TO SUCH RESTRICTED STOCK.

                    (IV) PAYMENT OF RESTRICTED STOCK. AT THE END OF THE APPLICABLE RESTRICTION PERIOD RELATING TO RESTRICTED STOCK GRANTED TO A NON-EMPLOYEE DIRECTOR, ONE OR MORE STOCK CERTIFICATES FOR THE APPROPRIATE NUMBER OF SHARES, FREE OF RESTRICTIONS IMPOSED UNDER THE PLAN, SHALL BE DELIVERED TO THE NON-EMPLOYEE DIRECTOR OR, IF THE NON-EMPLOYEE DIRECTOR RECEIVED STOCK CERTIFICATES REPRESENTING THE RESTRICTED STOCK AT THE TIME OF GRANT, THE LEGENDS PLACED ON SUCH CERTIFICATES SHALL BE REMOVED.

                    (V) FORFEITURE. IF A NON-EMPLOYEE DIRECTOR FAILS TO CONTINUE TO SERVE IN THE CAPACITY OF A NON-EMPLOYEE DIRECTOR FOR ANY REASON DURING THE APPLICABLE RESTRICTION PERIOD OF ANY AWARD OF RESTRICTED STOCK GRANTED PURSUANT TO SECTION 6(B)(I), ALL SHARES OF RESTRICTED STOCK STILL SUBJECT TO RESTRICTION SHALL BE FORFEITED BY THE NON-EMPLOYEE DIRECTOR, EXCEPT IN THE EVENT THAT A NON-EMPLOYEE DIRECTOR'S FAILURE TO CONTINUE TO SERVE IN SUCH CAPACITY RESULTS FROM
          (A) THE DEATH OF THE NON-EMPLOYEE DIRECTOR, (B) THE DISABILITY OR OTHER MEDICAL HARDSHIP OF THE NON-EMPLOYEE DIRECTOR, AS DETERMINED BY THE BOARD OF DIRECTORS, OR (C) THE OCCURRENCE OF A CHANGE IN CONTROL, IN ANY SUCH CASE ALL RESTRICTIONS ON RESTRICTED STOCK GRANTED TO SUCH NON-EMPLOYEE DIRECTORS PURSUANT TO SECTION 6(B)(I) SHALL LAPSE IN ACCORDANCE WITH SECTION 6(B)(II).

                    (c) General[.]

                    (i) No Consideration for Granting Options. Non-Qualified Stock Options AND RESTRICTED STOCK shall be granted to [Independent] NON-EMPLOYEE Directors for no cash consideration unless otherwise determined by the Committee.

                    (ii) [Option] Agreements. AWARDS OF Options AND RESTRICTED STOCK granted NON-EMPLOYEE DIRECTORS under Section 6[(a)] of the Plan shall be evidenced by [an Option Agreement] AGREEMENTS in such form (consistent with the terms of the Plan) as shall have been approved by the Committee.

                    (iii) Limits on Transfer of Options. No Non-Qualified Stock Options OR RESTRICTED STOCK granted under Section 6(a) and no right under any such Option OR RESTRICTED STOCK shall be assignable, alienable, saleable or transferable by ana [Independent] NON-EMPLOYEE Director otherwise than by will or by the laws of descent and distribution; provided, however, that [an] A [Independent] NON-EMPLOYEE Director at the discretion of the Committee may be entitled, in the manner established by the Committee, to designate a beneficiary or beneficiaries to exercise his or her rights, and to receive any property distributable, with respect to any Option OR

          RESTRICTED STOCK upon the death of the [Independent] NON-EMPLOYEE Director. Failing any designation, the [Independent] NON-EMPLOYEE Director's personal representative may exercise such rights and receive such property. Each Non-Qualified Stock Option granted under
          Section 6(a) hereof, and each right under any such Option, shall be exercisable, during the lifetime of the [Independent] NON-EMPLOYEE Director, only by such individual or, if permissible under applicable law, by such individual's guardian or legal representative. No Non-Qualified Stock Option OR RESTRICTED STOCK granted under Section 6(a) hereof, and no right under any such Option OR RESTRICTED STOCK, may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

                    (iv) Rule 16b-3 Six-Month Limitations. To the extent required in order to comply with Rule 16b-3 only, any Shares issued to [an Independent] A NON-EMPLOYEE Director pursuant to the Plan may not be sold for at least six months after acquisition, except in the case of death or disability, and any Option issued to [an] A [Independent] NON-EMPLOYEE Director pursuant to the Plan shall not be exercisable for at least six months, except in case of death or disability of the holder thereof. Terms used in the preceding sentence shall, for the purposes of such sentence only, have the meanings, if any, assigned or attributed to them under Rule 16b-3.

                    (v) Share Certificates; Representation. All certificates for Shares delivered to [an Independent] A NON-EMPLOYEE Director under the Plan pursuant to the exercise of an Option OR AN AWARD OF RESTRICTED STOCK granted thereto shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Commission, the Nasdaq [SmallCap] NATIONAL Market or any other stock exchange or other market upon which such Shares are then listed or traded, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Committee may require any [Independent] NON-EMPLOYEE Director who acquires Shares by exercising an Option OR AN AWARD OF RESTRICTED STOCK granted under the Plan to represent to the Company in writing that such [Independent] NON-EMPLOYEE Director is acquiring the Shares without a view to the distribution thereof.

Section 7. Amendment and Termination of the Plan; Correction of Defects and Omissions

                    (a) Amendments to and Termination of the Plan. The Board of Directors of the Company may at any time amend, alter, suspend, discontinue or terminate the Plan; provided, however, that shareholder approval of any amendment of the Plan shall also be obtained if otherwise required by: (i) the rules and/or regulations promulgated under Section 16 of the Exchange Act (in order for the Plan to remain qualified under Rule 16b-3); (ii) the Code or any rules promulgated thereunder (in order to allow for Incentive Stock

          Options to be granted under the Plan); or (iii) the listing requirements of the Nasdaq [SmallCap] NATIONAL Market or any other principal securities exchange or market on which the Shares are then traded (in order to maintain the listing of the Shares thereon). Termination of the Plan shall not affect the rights of Participating Key Employees or [Independent] NON-EMPLOYEE Directors with respect to Awards previously granted to them, and all unexpired Awards shall continue in force and effect after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

                    (b) Correction of Defects, Omissions and Inconsistencies. The Committee may in its discretion correct any defect, supply any omission or reconcile any inconsistency in any Award or Award Agreement in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8.     General Provisions

                    (a) No Rights to Awards. No Key Employee, Participating Key Employee, [Independent] NON-EMPLOYEE Director or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Key Employees, Participating Key Employees or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each Participating Key Employee.

                    (b) Withholding. No later than the date as of which an amount first becomes includable in the gross income of a Participating Key Employee for federal income tax purposes with respect to any Award under the Plan, the Participating Key Employee shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations arising with respect to Awards to Participating Key Employees under the Plan may be settled with Shares previously owned by the Participating Key Employee; provided, however, that the Participating Key Employee may not settle such obligations with Shares that are part of, or are received upon exercise of, the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participating Key Employee. The Committee may establish such procedures as it deems appropriate for the settling of withholding obligations with Shares, including, without limitation, the establishment of such procedures as may be necessary to satisfy the requirements of Rule 16b-3.

                    (c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

                    (d) Rights and Status of Recipients of Awards. The grant of an Award shall not be construed as giving a Participating Key Employee the right to be retained in the employ of the Company or any Affiliate. Further, the Company or any Affiliate may at any time dismiss a Participating Key Employee from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement. Except for rights accorded under the Plan and under any applicable Award Agreement, Participating Key Employees shall have no rights as holders of Shares as a result of the granting of Awards hereunder.

                    (e) Unfunded Status of the Plan. Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company or the Committee and any Participating Key Employee, [Independent] NON-EMPLOYEE Director or other Person. To the extent any Person holds any right by virtue of a grant under the Plan, such right (unless otherwise determined by the Committee) shall be no greater than the right of an unsecured general creditor of the Company.

                    (f) Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Wisconsin and applicable federal law.

                    (g) Severability. If any provision of the Plan or any Award Agreement or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan, any Award Agreement or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, any Award Agreement or the Award, such provision shall be stricken as to such jurisdiction, Person or Award, and the remainder of the Plan, any such Award Agreement and any such Award shall remain in full force and effect.

                    (h) No Fractional Shares. No fractional Shares or other securities shall be issued or delivered pursuant to the Plan, any Award Agreement or any Award, and the Committee shall determine (except as otherwise provided in the Plan) whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights thereto shall be canceled, terminated or otherwise eliminated.

                    (i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 9.     Effective Date of the Plan

          The Plan shall be effective on [the IPO Effective Date, provided that, the Plan is adopted by the shareholders prior thereto but less than 12 months following the date of adoption of the Plan by the Board of Directors,] MARCH 4, 1999, and all Awards granted under the Plan prior to the date of effectiveness shall be subject to such effectiveness and the effective date of such Award grants shall be deemed to be the date of such effectiveness of the Plan.

Section 10.    Term of the Plan

No Award shall be granted under the Plan following the tenth anniversary of its effective date. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date and, to the extent set forth in the Plan, the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award, or to waive any conditions or restrictions with respect to any such Award, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond such date.

                       ANNUAL MEETING OF SHAREHOLDERS OF

                                    C2, INC.

                                 April 22, 2003


                                                       COMPANY NUMBER __________
Please date, sign and mail your proxy                  ACCOUNT NUMBER __________
card in the envelope provided as soon as possible.

                                        Please detach and mail in the envelope provided


------------------------------------------------------------------------------------------------------------------------------------

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2 .
                             PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                                   PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE                             |X|

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         FOR  AGAINST  ABSTAIN
1. ELECTION OF DIRECTORS                                    2. APPROVAL OF PROPOSED AMENDMENTS TO THE    |_|    |_|      |_|
                                                               C2, INC. 1998 EQUITY INCENTIVE PLAN.
                              NOMINEES
|_| FOR ALL NOMINEES          o Nicholas F. Brady           3. In their discretion upon all such other business as may properly come
                              o William T. Donovan             before said meeting.
|_| WITHHOLD AUTHORITY        o David J. Lubar
    FOR ALL NOMINEES          o Sheldon B. Lubar
                              o William H. Lacy
|_| FOR ALL EXCEPT            o John A. Becker
    (See instructions below)






INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: o

------------------------------------------------------






------------------------------------------------------

To change the address on your account, please
check the box at right and indicate your new       |_|
address in the address space above. Please note
that changes to the registered name(s) on the
account may not be submitted via this method.



Signature of Shareholder _________________________ Date: _______  Signature of Shareholder _________________________ Date: _______

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.


                                    C2, INC.

       Proxy for Annual Meeting of Shareholders to be held April 22, 2003 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF C2, INC.

     The undersigned constitutes and appoints WILLIAM T. DONOVAN and DAVID E. BECKWITH, or either of them, the true and lawful proxies of the undersigned, with full power of substitution, to vote as designated below, all shares of C2, Inc. which the undersigned is entitled to vote at the annual meeting of shareholders of such corporation to be held at the Galleria Conference Room, Firstar Center, 777 East Wisconsin Avenue, Milwaukee, Wisconsin on April 22, 2003, at 9:00 A.M., Central Time, and at all adjournments or postponements thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder, but, if no direction is indicated, this proxy will be voted FOR Item 1 and Item 2.

THE UNDERSIGNED HEREBY REVOKES ANY OTHER PROXY HERETOFORE EXECUTED BY THE UNDERSIGNED FOR THE MEETING AND ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT.

                (Continued and to be signed on the reverse side)